UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

Two Rivers Water & Farming Company

(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 S Parker Road, Ste. 140, Aurora, Colorado 80014

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into Material Definitive Agreements

Securities Purchase Agreement

On February 9, 2018, we entered into a securities purchase agreement, or the SPA, with Powderhorn, LLC, pursuant to which we issued to Powderhorn a 12.5% original issue discount convertible promissory note, or the Note, in the principal amount of $675,000 in exchange for $600,000 in cash.

Under the SPA, we agreed to file a registration statement to register the sale of up to 8,000,000 shares of common stock by Powderhorn and to use our reasonable best efforts to have the registration statement declared effective by the Securities and Exchange Commission by April 11, 2018. On February 9, 2018, we filed a registration statement on Form S-1 with the Securities and Exchange Commission in accordance with the SPA. Subject to certain permitted exceptions, if the SEC does not declare the registration statement effective by April 11, 2018 or if we fail to keep the registration statement effective, we will be required to pay liquidated damages to Powderhorn.

The foregoing summary description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is filed as an exhibit to this current report and is incorporated by reference herein.

Convertible Promissory Note

The Note bears interest at the rate of 12.5% per annum and matures on February 9, 2019. All principal of, and accrued interest on, the Note is convertible at any time, at Powderhorn’s election, into shares of common stock at a conversion price of $0.30. We have the right to prepay all or any portion of the Note at any time upon ten days’ written notice to Powderhorn. The Note contains customary default events that, if triggered and not timely cured, will result in default interest and penalties. For the purpose of securing our obligations under the Note, our wholly owned subsidiary TR El Paso Land, LLC granted a deed of trust conveying certain property to Powderhorn as security for our obligations under the Note and a limited recourse guarantee in favor of Powderhorn.

We are obligated to make monthly payments under the Note in the amount of $63,000 on the sixth day of each month from March 2018 through February 2019, which we refer to as Amortization Payment Dates. Each monthly payment, which we refer to as an Amortization Payment, will consist of one-twelfth of the principal of the Note and all accrued but unpaid interest under the Note. Each Amortization Payment will be made, at our election, in either (a) cash, in an amount equal to 105% of the Amortization Payment or (b) subject to our compliance with specified “Equity Conditions” set forth in the Note, shares of common stock by applying the Amortization Conversion Price as described below. Under the Note, Amortization Conversion Price means, as of a specified date, an amount equal to the average of the lowest two closing prices of common stock during the ten trading days immediately preceding such specified date.

In the event Powderhorn is receiving an Amortization Payment in the form of shares of common stock, those shares will be issuable in whole or in partial payments, at such time or times, as Powderhorn requests after the related Amortization Payment Date, and the Amortization Conversion Price will be applied for each payment as of the date such payment is requested. Powderhorn may request an unlimited number of issuances of shares of common stock in partial payments totaling the sum of the Amortization Payment.

Notwithstanding the foregoing, Powderhorn may, upon notice to us at least ten trading days prior to an Amortization Payment Date, require that up to three Amortization Payments be made on such Amortization Payment Date (including the Amortization Payment then due), each of which Amortization Payments will be payable, at our election, in an amount in cash equal to 105% of the Amortization Payment or, subject to our compliance with the Equity Conditions, in shares of common stock. Any such shares will be issuable from time to time upon the request of Powderhorn as described in the preceding paragraph.

Further, Powderhorn may, at any time during the month following an Amortization Payment Date, require that up to two additional Amortization Payments be made, in which case we must pay the entire amount of such additional Amortization Payment or Payments, in whole or in partial payments, and at such time or times, as Powderhorn requests, in shares of common stock by applying the applicable Amortization Conversion Price at the time of issuance. Powderhorn may exercise such rights with respect to an unlimited number of Amortization Payment Dates until all Amortization Payments have been made, and any Amortization Payment or Payments for which payment is accelerated shall be deemed to apply to the latest Amortization Payment Date or Dates.

Any amount of principal or accrued interest on the Note remaining outstanding as of the maturity date must be repaid in cash at 110% of the amount outstanding.

Notwithstanding the terms described above, Powderhorn may not convert any portion of the Note if such conversion would result in Powderhorn beneficially owning more than 4.99% of the outstanding shares of common stock. Powderhorn may waive such limitation, effective on the sixty-first day following notice to us, in order to convert any portion of the Note to acquire a number of shares of common stock not exceeding 9.99% of the outstanding shares of common stock.

The foregoing summary description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is filed as an exhibit to this current report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	12.5% original issue discount convertible promissory note issued as of February 9, 2018, by Two Rivers Water & Farming Company to Powderhorn, LLC

10.1	Securities Purchase Agreement dated as of February 9, 2018, by and between Two Rivers Water & Farming Company and Powderhorn, LLC (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 9, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company

Dated: February 15, 2018	By:
Wayne Harding
Chief Financial Officer and
Acting Chief Executive Officer